                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               -----------------

                                  FORM 8-K/A
                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       June 22, 2000


Kaire Holdings, Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)


Delaware                            0-21384                      13-3367421
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                  (IRS Employer
of Incorporation)                 File Number)               Identification No.)



7348 Bellaire Ave.  North Hollywood, CA.                          91605-4301
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (818) 255-4996


--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

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

The Registrant hereby amends Item 7 of its Form 8-K Report for June 22, 2000 as follows:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial Statements of Business acquired

           The unaudited financial statements of Classic Care for the periods December 31, 1999 and June 30, 2000.

      (b)  Pro forma Financial Statements information

           The unaudited pro forma combined financial statements of Kaire Holdings, Inc. and Classic Care for the year ended December 31, 1999.

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

           Signatures


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 22, 2000                  Kaire Holdings, Inc.


                                         By: /s/ Steven Westlund
                                         ------------------------------------
                                         Steven Westlund

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

     a.   Financial Statements of Business acquired (unaudited)
     ----------------------------------------------------------



                             CLASSIC CARE PHARMACY
                                 BALANCE SHEET
                   As of December 31, 1999 and June 30, 2000

                                     ASSETS
                                     ------

                                              December 31,   June 30,
                                                1999            2000
                                              -----------   ----------
                                                     (unaudited)
Current assets
   Cash and cash equivalents                  $        0    $   34,565
   Accounts receivables, net                     320,803       567,768
   Inventory                                     239,000       315,973
   Prepaid expenses and other assets              55,337        60,337
                                              ----------    ----------
      Total current assets                       615,140       978,643

Furniture and equipment, net                     238,282       239,151
Other Assets                                      52,387        52,387
Deposits
Patents, net
Investments
Goodwill, net                                                3,790,794
                                              ----------    ----------
      Total assets                            $  905,809    $5,060,975
                                              ----------    ----------

LIABILITIES AND SHAREHOLDERS' DEFICIT
-------------------------------------

Current liabilities
   Notes payable
   Accounts payable and accrued
    expenses                                     305,197       307,844
Convertible notes payable and debentures         286,592       437,892
                                              ----------    ----------
             Total current liabilities           591,789       745,736
                                              ----------    ----------
      Total liabilities                          591,789       745,736
                                              ----------    ----------

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

                             CLASSIC CARE PHARMACY
                                 BALANCE SHEET
                   As of December 31, 1999 and June 30, 2000


                                                    December 31,   June 30,
                                                       1999          2000
                                                    ------------  ----------
                                                           (unaudited)
Shareholders' deficit
  Common stock                                          1,000          1,000
  Additional paid-in-capital                          301,489        301,489
  Accumulated Equity                                   11,531      4,012,750
                                                     --------     ----------

   Total Shareholders' Equity (Deficit                314,020      4,315,239

Total liabilities and stockholders' deficit          $905,809     $5,060,975
                                                     --------     ----------


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

                             CLASSIC CARE PHARMACY
                            STATEMENT OF OPERATIONS
                  As of December 31, 1999 and  June 30, 2000

                                              December 31, 1999            June 30, 2000
      Products and Services                      $2,567,072                    $710,538
      Lease Rentals
        Total Revenue                            $2,567,072                    $710,538

Cost of Revenues                                 $1,959,766                    $385,891

Gross Profit                                     $  607,306                    $324,647

Operating Expenses
      Research and development                   $        -                    $      -
      Selling, general and administrative        $  628,357                    $106,074
        Total Operating Expenses                 $  628,357                    $106,074

Loss from Operations                              $ (21,051)                   $218,573

Other Income and (Expense)
Interest expense                                 $        -                    $      -
Other Expenses                                   $        -                    $      -
Below Market Note Conversion                     $        -                           0
Other Income                                     $        -                    $      -
     Total interest expense and other            $        -                    $      -

       Loss before provision for state           $  (21,051)                   $218,573


Provision for state income taxes                 $        -                           0

Net Loss                                         $  (21,051)                   $218,573

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

                             CLASSIC CARE PHARMACY
                            STATEMENT OF CASH FLOWS
                              As of June 30, 2000

Cash flows from operating activities
Net Loss                                               $  218,573
Adjustments to reconcile net loss to net cash
 used in operating activities:
      Deposits
      Amortization and Depreciation
      Non Cash Other expenses                              (8,148)
(Increase) decrease in:
      Accounts receivable                                (246,965)
      Prepaid expenses and other assets                    (5,000)
      Inventories                                         (76,973)
Increase (decrease) in:
      Accounts payable and accrued expenses                 2,647
                                                        ---------
           Net cash used in operating activities        ( 115,866)
                                                        ---------
Cash flows from investing activities
      Purchase of furniture and equipment                    (869)
      Investment in affiliates                           ________
           Net cash used in investing activities         (116,735)
Cash flows from financing activities
      Proceeds from issuance of common stock
Proceeds from issuance of convertible notes               151,300
                                                        ---------

Net cash provided by financing activities                 151,300
                                                        ---------

           Net decrease in cash and cash equivalents       34,565

Cash and cash equivalents, beginning of period                  0
                                                        ---------

Cash and cash equivalents, end of period                   34,565
                                                        ---------

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

                 KAIRE HOLDINGS INCORPORATED and CLASSIC CARE
                            PRO FORMA BALANCE SHEET
                              As of June 30, 2000

                                    ASSETS
                                    ------

                                          December 31,      June 30,
                                              1999            2000
                                          ------------    ------------
                                                  (unaudited)
Current assets
 Cash and cash equivalents                $    130,668    $    287,226
 Accounts receivables, net                     350,135         769,667
 Inventory                                     239,000         315,973
 Prepaid expenses and other assets              55,337          60,337
                                          ------------    ------------

   Total current assets                        775,140       1,433,203

Furniture and equipment, net                   238,282         252,865
Other Assets                                    52,387          52,387
Deposits                                                         5,000
Patents, net
Investments                                                      5,000
Goodwill, net                                                3,774,999
                                          ------------    ------------
   Total assets                           $ 1, 065,809      $5,523,455
                                          ------------    ------------

LIABILITIES AND SHAREHOLDERS' DEFICIT
-------------------------------------

Current liabilities
 Notes payable                                  25,000          25,000
 Accounts payable and accrued expenses         945,623       1,030,421
Convertible notes payable and debentures       367,592         452,892
                                          ------------    ------------

      Total current liabilities              1,338,215       1,508,312
                                          ------------    ------------

   Total liabilities                         1,338,215       1,508,312
                                          ------------    ------------
Shareholders' deficit
   Common stock                                 78,197         116,093
   Additional paid-in-capital               30,823,147      35,621,262
  Accumulated deficit                      (31,173,751)    (31,722,213)
                                          ------------    ------------
Total Shareholders' Equity (Deficit           (272,406)      4,015,142

Total liabilities and stockholders'
 deficit                                  $  1,065,809    $  5,523,455
                                          ------------    ------------

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

                  KAIRE HOLDINGS INCORPORATED and CLASSIC CARE
                       PRO FORMA Statement of Operations
                              As of June 30, 2000

                                                 (Unaudited)    (Unaudited)
                                                    1999           2000
                                                 -----------    -----------
REVENUES
   Products and Services                         $ 5,345,024    $ 2,891,827
   Lease Rentals                                 ___________    ___________
     Total Revenue                                 5,345,024      2,891,827

Cost of Revenues                                   3,385,387      2,082,499
                                                 -----------    -----------

Gross Profit                                       1,959,637        809,328
                                                 -----------    -----------

Operating Expenses
   Research and development                                0              0
   Selling, general and administrative             2,090,491      1,111,533
                                                 -----------    -----------
     Total Operating Expenses                      2,090,491      1,111,533
                                                 -----------    -----------

Loss from Operations                                (130,854)      (302,204)

Interest Income (Expense) and Other                                 (14,544)
Amortization (Proforma)                             (189,540)       (94,770)
Interest expense - lease operations                        -              -
      Other Expense                                                (235,000)
Other Income                                               -         11,829
Net Losses on pending acquisition                          -
                                                 -----------    -----------
  Total interest expense and other                  (189,540)      (332,485)

    Loss before provision for state              -----------    -----------
       income tax                                   (320,394)      (634,689)

Provision for state income taxes                         400            800

Net Loss                                         $  (320,794)   $  (635,489)
                                                 -----------    -----------

    Basic Loss per Share                             $(0.009)       $(0.008)

    Diluted Loss per Share                           $(0.006)       $(0.008)

Weighted average shares outstanding Primary       51,751,627     76,694,180

Weighted average shares outstanding Diluted       75,486,485     77,974,705

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